ACQUISITIONS	12 Months Ended
Jun. 30, 2020
ACQUISITIONS
NOTE 2. ACQUISITIONS

MISSION GROUP

On June 29, 2018 (“Closing Date”), the Company executed an equity purchase and goodwill purchase agreement for the acquisition of all the issued and outstanding limited liability membership interests of both Mission Culture LLC, a Delaware limited liability company and Mission-Media Holdings Limited, a private limited company incorporated under the laws of England and Wales (collectively “Mission”). The purchase price consisted of an aggregate cash payment of $25,000,000 and 3,333,334 shares of the Company’s common stock (valued by the Company at $10 million). Mission was founded in 2003 with offices in London and New York. Mission specializes in physical and digital experiences, brand fundamentals, voice and personality, marketing strategy, public relations and crisis management. On the Closing Date, Mission became our wholly owned subsidiary. The Company is accounting for the transaction under the purchase method of accounting in accordance with the provisions of ASC Topic 805 Business Combinations (ASC 805).

PURCHASE PRICE

The cash consideration component consisted of an $11,000,000 payment on the Closing Date, up to $4,000,000 payable subject to contingencies and up to $10,000,000 earn-out consideration.

If Mission’s earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the twelve months ending December 31, 2018 was equal to or greater than $2,500,000, then the Company was required to make the payment of $4,000,000. In the event the EBITDA for twelve months ending December 31, 2018 was less than $2,500,000, then the Company’s required payment would have been calculated as the product obtained by multiplying (a) $4,000,000, by (b) a fraction, the numerator of which is EBITDA for the twelve months ending December 31, 2018 and the denominator of which is $2,500,000.

In January 2019, the founders of Mission Group were terminated with cause and as a result are no longer eligible to the earn out consideration. Prior to their departure the Company may have had to make certain payments (“Earn-out Payments”) based on the achieved level of EBITDA for Mission for each of the years ending December 31, 2019, 2020, 2021, 2022 and 2023 (“Earn-out Periods”). The aggregate contingent Earn-out Payments were not to exceed $10,000,000. An Earn-out Payment for each Earn-out Period was required if and only if Mission achieves the EBITDA thresholds of $3,000,000 for the year ended December 31, 2019, $3,500,000 for the year ending December 31, 2020 and $4,000,000 for the remaining Earn-out Periods and neither of the Stephensons were terminated for cause. The Earn-out Payments for each Earn-out Period would have been calculated by multiplying the Earn-out Period’s EBITDA by 50%.

Assessed at the date of the acquisition and reported in the financials for the year ending June 30, 2018, the Earn-out consideration recorded was $7,571,000. In the fiscal year ending June 30, 2019, this balance was reversed and is reported as other income in the income statement. For further information, please see the Litigation section of Note 16 -Subsequent Events.

The Company has estimated the fair value at the consideration due; subject to the contingent payments, as follows:

Cash paid at Closing	$11,000,000
Fair value of common stock issued at Closing	12,500,000
Estimated value of earn out payments	3,377,000
Estimated value of earn-out consideration	4,194,000
Total purchase price	$31,071,000

The fair value of the 3,333,334 shares was estimated to be approximately $12,500,000 based on the fair value of the Company’s common stock on the Closing Date of $3.75.

The Closing date fair value of the contingent cash consideration was estimated to be approximately $3,377,000 based on using an income approach, more specifically a Monte Carlo simulation was performed. The Closing date fair value of the earn-out consideration was estimated to be approximately $4,194,000 based on using an income approach, more specifically a Monte Carlo simulation was performed.

PURCHASE PRICE ALLOCATION

The Company negotiated the purchase price based on the expected cash flows to be derived from their operations after integration into the Company’s existing distribution, production and service networks. The acquisition purchase price is allocated based on the fair values of the assets acquired and liabilities assumed, which are based on management estimates and third-party appraisals. The following table summarizes the allocation of the purchase price of the assets acquired and liabilities assumed related to the acquisition:

Current assets		$5,800,000
Furniture and equipment		362,000
Director loan		835,000
Intangible assets:
Customer relationships	7,100,000
Non-compete agreements	2,200,000
Workforce acquired	1,900,000	11,200,000
Goodwill		19,531,000

Current liabilities		(6,557,000)
Foreign currency translation adjustment		(100,000)
Consideration		$31,071,000

INTANGIBLE ASSETS

Intangible assets consist of customer relationships, non-compete agreements and workforce acquired. The estimated lives of each component are as follows:

Intangible Asset	Life in Years
Customer relationships	3
Non-compete agreements	5
Workforce acquired	3

The estimated fair values of the identifiable intangible assets, which include customer relationships, non-compete agreements, and workforce were primarily determined using either the relief-from-royalty or excess earnings methods. The rates utilized to discount net cash flows to their present values was 17% and was determined after consideration of the overall enterprise rate of return and the relative risk and importance of the assets to the generation of future cash flows. The estimated fair values of the studio relationships and content library were determined under the cost method.

Customer relationships, non-compete agreements and workforce will be amortized on a straight-line basis over their estimated useful lives.